Exhibit 10.26AR

THIS DOCUMENT CONTAINS INFORMATION WHICH HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.  SUCH EXCLUDED INFORMATION IS IDENTIFIED BY BRACKETS AND MARKED WITH (***).

FIFTIETH AMENDMENT

TO

CONSOLIDATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS OPERATING, LLC

SCHEDULE AMENDMENT

This Fiftieth Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Charter Communications Operating, LLC, a Delaware limited liability company (“Customer”).  CSG and Customer entered into that certain Consolidated CSG Master Subscriber Management System Agreement effective as of August 1, 2017 (CSG document no. 4114281), as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

WHEREAS, CSG currently provides access to and Customer currently uses [*** (*)] test environments on CSG’s Advanced Convergent Platform (“ACP”): (i) [**** and ****] in the Customer Test Environment Region (“CTER”), a test environment dedicated to Customer, and (ii) [**** and ****] in the Customer Shared Test Environment; and

WHEREAS, Customer desires to use and CSG agrees to provide Customer with access to [** **********] Customer-use only test environment containing [*** (*)] regions that will be known as [**** and ****].

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, CSG and Customer agree to the following as of the Amendment Effective Date (as defined below).

1.

Customer has requested and CSG has agreed to configure and make available to Customer [*** (*) **********] Customer-use only test environment that will be identified and known as the [**** and ****] regions of the test environment to Customer, pursuant to the terms herein.

2.

As a result, CSG and Customer, upon execution of this Amendment, acknowledge and agree that Schedule F, Section 1., “Services,” subsection I., “Processing,” subsection B., “Test Environments,” shall be amended to (i) add a new subsection 3, “Test Environment [(**********)],” (ii) delete in their entirety and replace Note 4 and Note 5, respectively, of the Fee Table, and (iii) add Note 13 and Note 14, as follows:

B.	Test Environments

Description of Item/Unit of Measure	Frequency	Fee
3. Test Environment [(*********)] (Note 4) (Note 5) (Note 13) (Note 15)
a. Support Services Fees (Note 14)	[*******]	$[**********]

Exhibit 10.26AR

Note 4: For the Support Services Fees provided herein, Customer shall receive the following:

➣

Maintenance of the regions with [*** ********** ********** **** ********* ************ ***** ****** (“**”), ***** *** ******* ********** **********(*); and *** ********** ********** **** implemented approximately *** (*) ***** prior to ***** ******** to production and approximately **** (*) ***** prior to ***** ********] to production (CSG's major and minor releases are regularly scheduled software updates to CSG products)

➣	Monitoring of all system components to ensure that such components are operational (including hardware, software, and all application components) and system access
➣	Provision of help desk support via CSG's International Service Desk (“ISD”) as follows:
•	Tickets for issue resolution support can be called into the ISD any time but will only be worked between the hours of [****** * ****** Central time, ****** ******* ******]
•	Tickets will be logged no higher than a [******** ***** *] and handled through CSG standard procedures, pursuant to published Service Level Agreements
•	There will be [** ******** ***** ****** ** ******* *******]
•

CTER, Customer Shared Test Environment and [********* test environment are quality assurance (“QA”) regions and will not be supported ****; support will be provided during normal business hours, ************* (****** – **** ***)].  Builds will run [****** ********* * ****** ********* and cycle runs ****** ************** ***** with ** ******** ***** ****** ** ******* *******].

➣

Provision of ongoing support via CSG's Customer Business Unit (“CBU”), production implementation manager ("PIM") and client implementation analyst ("CIA"), consistent with support currently provided to the existing prerelease environments through implementation and on-going support

Note 5: CTER and [********* are sized for ***** (**) **** ****, which for CTER shall apply to **** and **** ** *** *********].  If Customer’s usage of either CTER or [********* exceeds the ***** (**) **** for any **** (*) **** within a ******** *****], Customer will be charged $[****** *** **** per ***** for the actual number of **** in ****** ******* ***** (**) ****].  [**** capacity will be ***** ** ***** (**) **** per *********** **** ***** and any amount in excess shall be provided as identified herein, but in any event shall be ** **** **** ***** (**) **** per ***********].

Note 13: Configuration and set up of [**** and ****] test environment shall be mutually agreed and documented in that certain Statement of Work entitled Configure and Make [**** and ****] Test Environment Available to Customer (CSG document no. 33151) (the “[*********] SOW”).

Note 14: The Support Services Fees shall commence following availability of the [**** and ****] test environment.

Note 15: CSG and Customer agree that in consideration of the mutually agreed upon Support Services Fees provided hereunder and the terms pursuant to the [********* *** ******* *** ************* *** *** ** ****, Customer agrees to utilize the **** and **** test environment for * ******* ** *********** (**) ****** (the “** ***** ******* **********”)].  For purposes of clarification the parties acknowledge and agree that the Support Services Fees are the parties’ agreed upon payment terms for the [**** and **** test environment and that such *********** (**) ***** period ******* *** ******* **** ** *** *********.  In the event Customer chooses to terminate the Support Services for the **** and **** test environment (other than by natural expiration of the Agreement), Customer will provide CSG with no less than ********** (**) ***** ***** ****** ** **** **************].  If such cancellation of the [**** and **** test environment occurs prior to the end of the ** ***** ******* **********, in addition to all other amounts then due and owing to CSG, *** **** ******* ******** *** ***** ********* **** ************ *** ******** **** *** ** *** ** ****** ***** $************] in accordance with the Terms of the Agreement.

THIS AMENDMENT is executed on the days and year last signed below to be effective as of the date last signed below (the "Amendment Effective Date").

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Michael Ciszek	By: /s/ Gregory L. Cannon
Title: SVP Billing Strategy & Design	Title: SVP, General Counsel & Secretary
Name: Michael Ciszek	Name: Gregory L. Cannon
Date: Mar 11, 2021	Date: Mar 11, 2021